CONSTELLATION FUNDS

Supplement dated December 15, 2004
to the Prospectus dated November 1, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The prospectus is amended and supplemented to replace the performance information for the HLAM Institutional Growth Composite. Accordingly, the Average Annual Return tables on page 95 of the prospectus are hereby deleted and replaced with the following:

Average Annual Returns as of December 31, 2003
	HLAM Institutional Growth Composite (%)	Russell 1000 Growth Index (%)
1 Year Annualized Return	21.53%	29.75%
3 Year Annualized Return	(2.79)%	(9.36)%
Since Inception*	(2.13)%	8.38%
* December 31, 1999 to December 31, 2003

Average Annual Returns — 2000 to 2003 as of December 31, 2003
	HLAM Institutional Growth Composite (%)	Russell 1000 Growth Index (%)
2003	21.53%	29.75%
2002	(19.65)%	(27.88)%
2001	(5.92)%	(20.42)%
2000	(4.37)%	(22.42)%

The HLAM Institutional Growth Composite includes accounts managed by HLAM that do not pay the same expenses that the HLAM Large Cap Quality Growth Fund pays and that may not be subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of HLAM.

HLAM has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved with the preparation or review of this report.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE